===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) October 11, 2004
              ----------------------------------------------------

                           CROWN MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   98-0375957
                      (IRS Employer Identification Number)

                              121 West Sycamore St.
                              Kokomo, Indiana 46901
            (formerly 6006 N. Mesa, Suite 709, El Paso, Texas 79912)
                    (Address of principal executive offices)

                              Dr. Newell Crane, CEO
                           Crown Medical Systems, Inc.
                              121 West Sycamore St.
                              Kokomo, Indiana 46901
            (formerly 6006 N. Mesa, Suite 709, El Paso, Texas 79912)
                     (Name and address of agent for service)

                                 (765) 456-1089
                             (formerly 915-845-1787)
          (Telephone number, including area code of agent for service)

 Section 5 - Corporate governance and management

 Item 5.02 departure of directors or principal officers; election of directors; appointment of principal officers
 ------------------------------------------------------------------------------

         Effective October 11, 2004, Crown Medical Systems, Inc., a Nevada corporation (the "Corporation") removed Brian D. Knight,
Jerry S. Wayt, James A. Sterling and Dr. Lawrence Watkins as Directors of the Corporation.

         Effective October 12, 2004, the Corporation elected the following persons as officers to serve in the capacity set opposite their respective names until the next annual meeting of shareholders and until their successors are elected and qualify:

                  NAME                               AGE               POSITION
                  Dr. Newell D. Crane                57                Chief Executive Officer, Director
                  William L. Sklar                   56                President, Chief Financial Officer, Chief Accounting Officer,
                                                                       Secretary and Director
                  Crawford Shaw                      69                Director
                  David L. Bailey                    64                Director
                  Dr. Richard J. Paver               44                Director
                  Brian D. Knight                    54                VP Marketing
                  Richard Wedig                      57                VP Sales
                  Dr. Mark Jennings                  41                Advisory Board
                  Darlene L. Cox                     51                Advisory Board
                  Kim Allbaugh                       49                Advisory Board

         Newell D. Crane, MBA, PhD, Director, Age 57 - Dr. Crane brings 30 years of experience in the medical field ranging from pharmaceuticals to clinical software. In 1969, Dr. Crane began his career with Searle Pharmaceuticals as a medical sales representative in Beverly Hills, California. Over the next 16 years with Searle, Dr. Crane held positions in hospital sales, medical training, drug utilization and analysis, and field sales management responsible for the mid-west. While still with Searle Pharmaceuticals and as part of a drug research project, Dr. Crane joined the Pharmacy Department at the University of Cincinnati as assistant professor of Pharmacy with responsibility for research grants and graduate studies at the Masters and Doctorate level for Business & Pharmacy. In 1984, Dr. Crane founded Del Crane Medical Corporation & Cold Jet, Inc. The Cold Jet Company manufactures specialized industrial carbon dioxide blasting and cleaning equipment. The company today has grown to the #1 position in the world with distribution in 20 countries. Cold Jet can be found on the Web at www.coldjet.com. At the same time Dr. Crane founded Del Crane Medical, a company that provides billing services and medical supplies to patients in nursing homes. Del Crane has provided product, billing services and clinical software to over 1,000 nursing homes in the US. In 1994, Dr. Crane founded Masterpiece Medical to provide clinical software to the physician marketplace. In 1997 Masterpiece Medical acquired control of Del Crane Medical. Masterpiece and Del Crane were sold in 2001 and in 2002 Dr. Crane assumed the role of President to Wireless Healthcare Solutions.

         William L. Sklar, President, Chief Financial Officer, Chief Accounting Officer, Secretary and Director, Age 56 - Chief Financial Officer, Chief Accounting Officer and Director. Until the merger he served as President and Director of The Company since January 2004. Mr. Sklar has operated Willmar Management Corp., a consultancy providing business and financial services since 1988. Since 1999, he has acted as a consultant to Secure Electrans Ltd., a UK provider of domestic electric meters. He has dealt with regulators, investors, creditors and professional advisors in both Canada and England during various start up ventures including Neotel Inc., a biometric security company, publicly traded in Canada. He served as director and Vice Chairman for Metro Toronto Housing Authority a Provincial-Federal board overseeing 32,000 rental units in Toronto from 1983-1989. He received a Bachelor of Commerce degree from the University of Toronto in 1970.

         Crawford Shaw, Director, Age 69 - During the past 30 years, has been a leading international lawyer, financier and management consultant with offices in New York, London and Paris.

         Mr. Shaw graduated from Yale College in 1958 and the Yale Law School in 1961. He received a diploma from The Hague School of International Law and is a former Fellow of the Association of the Bar of the City of New York. He is the Editor of A Lawyer's Guide to International Business Transactions published by the American Bar Association and The American Law Institute. He is a member of the New York Bar and was admitted to practice before the Appellate Division and Court of Appeals in New York as well as the United States Court for the Southern District of New York and the United States Court of International Trade.

         Mr. Shaw practiced Law in New York for many years as a partner in the Firm of Shaw and Reed. Mr. Reed was formerly the Assistant Secretary of the Treasury in the Kennedy Administration. Mr. Shaw founded the firm and originated and serviced such clients as the Lockheed Corporation, American Home Products, National Semiconductor, Triumph Motor Cycles and the like. During the past ten years, Mr. Shaw has served as a legal, financial and management consultant to several small and medium sized private and public corporations.

         Mr. Shaw currently resides in Houston, Texas and maintains offices in Houston, Dallas and New York. He has three children and three grandchildren, is an avid tennis player and has traveled extensively throughout Europe, Asia, Latin America and the Caribbean.

         David L Bailey, Director, Age 64 - Mr. Bailey served as Chairman of the Board, President and Chief Executive Officer of CeriStar, Inc., a publicly traded company whose principal product is the delivery of voice, video and data services over a fiber network, from December 1999 until October 9, 2003. From May 1997 to December 1999, Mr. Bailey served as Managing Partner of DL Group, a limited liability corporation, which marketed computer software and telecommunications products. From 1993 to 1997, he was Chairman and Chief Executive Officer of VZ Corp., a software development company. Mr. Bailey has also been Chairman and Chief Executive Officer of Clyde Digital Systems and Cericor, and was the lead founder and Chief Executive Officer of Iomega, Inc.

         Dr. Richard J. Paver, Director, Age 44 - Dr. Richard Paver, Director - Dr. Paver is a Family Practice Physician who currently serves as the Director of Medical Services, Naval Hospital, Rota, Spain. In 1988, Commander Paver was commissioned in the Medical Corps under the HPSP program, graduating from the College of Osteopathic Medicine of the Pacific in 1992. He performed his internship at Naval Hospital Camp Pendleton and completed his Residency in Family Practice in 1995. Immediately thereafter he reported for duty to Branch Medical Clinic, Sasebo, Japan where he served as staff physician. In October 1998, he reported to Naval Hospital, Okinawa, Japan where he served as Department Head of Evans and Bush Branch Medical Clinics. In July 2002, he reported to Naval Hospital, Rota, Spain where he has served in a variety of capacities of steadily increasing responsibility, and in his current role as Director of Medical Services since June 2004. Dr. Paver is an actively practicing physician with both outpatient and in-patient responsibilities, including obstetrics. He brings an interest and experience in performance improvement activities such as: IM/IT utilization in the practice setting; HIPPA implementation; cost, productivity and workload analyses; JCAHO sustainment and coding. Current appointments include the Executive Committee of the Medical Staff and the Executive Steering Committee. He has maintained board certification with the American Academy of Family Practice since 1995 with re-certification in July 2001.

         Brian D. Knight, VP Marketing, Age 54 - Mr. Knight has served as a director of The Company since January 2004. Mr. Knight has over 29 years of infield recruiting, sales, and marketing experience in both the insurance and medical arenas. He began his career with Prudential of America, quickly moving into Management. He has been a successful Branch Manager with Canada Life, a recruiting Vice President with the Heritage Group of Companies, as well as a Vice President and cofounder of the Investment Center (one of the largest insurance brokerage groups in Ontario). Mr. Knight has recruited and managed large sales forces, always reaching sales projections with a high success rate in agent retention and productivity. Brian has a Bachelor of Administration degree from Wilfred Laurier University. He has attended many insurance and medical billing seminars and training courses, as well as received numerous branch and personal sales awards.

         Richard Wedig, VP Sales - Mr. Wedig has been involved in health care and health care administration since 1970. He has worked in patient care as well as administration. His experience includes designing, building and managing health care organizations. Mr. Wedig has been the CEO of Regimed, Inc since 1993. Mr. Wedig has prior experience as a hospital administrator in Seattle, WA. His current responsibilities include the direct hands on and oversight training of physician groups and hospitals to include: Feasibility and Demographic Studies - Medical facilities, i.e., Medical Centers, Out Patient Surgical Centers, Group Practice Formation, and Practice Redesign. Training Programs for Physicians, Staff & Board Members - Provide training programs for physicians' office staff and hospital staff throughout the United States in the areas of patient relations and strategic planning. Practice Management - Day to day operations of orthopedic medical practices and outpatient surgical centers. Cash flow management, budgeting, personnel, contract negotiations and practice promotion. Work with medical schools throughout the world in testing and evaluating new medical equipment and supplies.

                                 Advisory Board

         Mark Jennings, M.D., Age 41 - In July 1991, Dr. Jennings entered his practice in Anderson, Indiana where he quickly realized a solution was needed to balance the pace and workload. He created and developed MD PaperFree - Electronic Medical Record. Sonyia, his wife and Office Manager, along with his staff worked with Dr. Jennings abstracting the data and perfecting the uses in a busy medical practice.

         Dr. Jennings is the Medical Director/Owner of the Back Pain Institute of Indiana in Indianapolis and the Back Pain Institute of Cleveland in Seven Hills, Ohio. He is a medical graduate of Indiana University School of Medicine and completed his residency at Methodist Hospital of Indianapolis, Indiana. Dr. Jennings holds honors as Who's Who in American Colleges and Universities, President of the National Honor Society, and the Harry and Hattie Steinmetz Scholarship for Academic Achievement

         Darlene L. Cox, Director, Age 51 - For over twenty years, Ms. Cox has held leadership positions as an executive healthcare consultant, healthcare executive and nursing administrator. In 1999, Ms. Cox was appointed as President and Chief Executive Officer of Essex Valley Healthcare, Inc., East Orange General Hospital in New Jersey. She has served as Vice President and Chief Nursing Officer at the New York Presbyterian Hospital and prior to that, Ms. Cox was Chief Nurse and Administrator of Patient Care Services at the University of Medicine and Dentistry of New Jersey (UMDNJ).

         In 1991-1992 Ms. Cox, served as a White House Fellow while on a sabbatical from UMDNJ. During that time, she was Special Assistant (an appointment made by the President of the United States) to Edward Derwinski, the Secretary of Veterans' Administration, Washington, DC. Ms. Cox represented the University Hospitals as a witness before the House of Representatives Subcommittee of the House Government Operations Committee (Impact of AIDS on the acute care environment). She has written and published several articles related to Patient Care.

         Ms. Cox received her undergraduate degree in Nursing from Cornell University, New York Hospital School of Nursing and is also a graduate of the University of Michigan Graduate School of Rackham, Ann Arbor, Michigan, where she received a Master of Science degree in Nursing. She is a Wharton Healthcare Executive Fellow and also holds a certificate from The Harvard School of Public Health. Ms. Cox holds licenses to practice as a registered nurse in the States of Michigan, New York and New Jersey.

         Kim Allbaugh, Age 49 - Mr. Allbaugh completed his Bachelor's Degree at Manchester College in 1977. He worked as an Emergency Medical Technician and Paramedic until he obtained his Registered Respiratory Therapy degree in 1979. After working at Parkview Memorial Hospital in Cardiopulmonary Services, he was appointed Director of Cardiopulmonary Services at St. Joseph Memorial Hospital in Kokomo from 1980 to 1985. He successfully created one of the earliest Pulmonary and Cardiac Rehabilitation programs in the state. His department was very active in cardiopulmonary research and development. During this time he was elected to Chairman of Region II for Respiratory Therapy and in 1985 elected President of the state Respiratory Therapy Society. From 1985, he managed a multi-physician medical practice until 1990. During this time he helped complete a multimillion-dollar relocation and implemented many ancillary services. In 1987, he started Kokomo Medical Services providing home healthcare and equipment for the surrounding communities. In 1990, he created KMS Mobile X-ray and KMS Computer Services. KMS Mobile X-ray Services provided mobile radiology services to hospitals, nursing homes and patient residences. Since 1990, Mr. Allbaugh has been President/CEO of KMS Computer Services, Inc. developing software-based, office automation systems and data-center hosting services for healthcare providers.

 Section 8 - other events

 Item 8.01  other events

         The offices in El Paso, Texas and Raleigh, North Carolina have been closed. The Corporation's new office address is 121 West Sycamore St., Kokomo, Indiana 46901. The new telephone number is (765) 456-1089 and the new facsimile number is (765) 454-2848.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Crown medical systems, INC.



                                          By: /s/Dr. Newell Crane
                                             ----------------------------------
                                                Dr. Newell Crane, Chief
                                                Executive Officer


Date:  October 12, 2004